SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 27, 2005
                                                         ----------------

                         VELOCITY ASSET MANAGEMENT, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)



          Delaware                      000-161570              65-0008442
-------------------------------    ---------------------    -------------------
(State of other Jurisdiction of    (Commission file no.)      (IRS employer
       incorporation)                                       identification no.)






      48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ             07446
      ----------------------------------------------          ----------
         (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (201-760-1030)
                                                           --------------




          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.


Item 1.01.  Entry into a Material Definitive Agreement

         On January 27, 2005 (the "Closing Date"), our wholly owned subsidiary, Velocity Investments, LLC ("Velocity"), entered into a Loan and Security Agreement (the "Loan Agreement") with Wells Fargo Foothill, Inc., a California corporation (the "Lender"), pursuant to which the Lender agreed to provide Velocity with a two year $12,500,000 senior credit facility to finance the acquisition of individual pools of unsecured consumer receivables that are approved by the Lender under specific eligibility criteria set forth in the Loan Agreement.

         On the Closing Date, the following agreements were also entered into with the Lender: a Continuing Guaranty (the "Guaranty"), under which we provide a secure guaranty of Velocity's obligations under the Loan Agreement; a Security and Pledge Agreement (the "Pledge Agreement"), by and among the Registrant and the Lender, under which we pledged all of our assets to secure the credit facility; and a Subordination Agreement (the "Subordination Agreement"), by and among the Registrant, the Lender and Velocity, under which we agreed to subordinate certain sums of the intercompany payable due and owing from Velocity to the payments owed under the credit facility.

         The details of the Loan Agreement, the Continuing Guaranty, the Pledge Agreement, the Subordination Agreement and the credit facility, including all information required by Item 1.01. of this Current Report on Form 8-K (this "Report"), are set forth in Item 2.03. "Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement" below, the contents of which are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement.

         The following is a summary of the Loan Agreement, the Guaranty, the Pledge Agreement and the Subordination Agreement and is qualified in its entirety by reference to the Loan Agreement and related agreements that are filed as exhibits to this Report.

         Pursuant to the Loan Agreement, the Lender has agreed to advance to Velocity up to $12,500,000 to be used to finance up to 60% of the purchase price of individual pools of unsecured consumer receivables that are approved by the Lender under specific eligibility criteria set forth in the Loan Agreement. The interest rate on the loan is 3.50% above the prime rate of Wells Fargo Bank, N.A. The maturity date of the facility is January 27, 2008.

         Use of the senior credit facility is subject to Velocity undertaking certain restrictive covenants under the Loan Agreement including but not limited to: a restriction on incurring additional indebtedness or liens; a change of control of Velocity; a restriction on entering into transactions with affiliates outside the course of Velocity's ordinary business; and a restriction on making payments to the Registrant in compliance with the Subordination Agreement. In addition, Velocity has agreed to maintain certain ratios with respect to outstanding advances on the credit facility against the estimated remaining return value on Lender financed portfolios, and, until Velocity's member's equity equals or exceeds $3,250,000, Velocity has agreed to maintain at least $3,250,000 in member's equity and subordinated debt. The Registrant has also agreed to maintain at least $6,000,000 in stockholder's equity and subordinated debt for the duration of the facility.

         Pursuant to the Guaranty, we have irrevocably and unconditionally guaranteed Velocity's obligations under the Loan Agreement. Three of our executive officers, John C. Kleinert, W. Peter Ragan, Sr. and W. Peter Ragan, Jr., are also providing joint and several limited guarantees of Velocity's obligations under the Loan Agreement. Under the Pledge Agreement, we have, as security for advances under the Loan Agreement, pledged all of our assets to the Lender as secured party, including but not limited to all of our stock ownership of J. Holder, Inc. and all our membership interests in Velocity and VOM, LLC. Under the Subordination Agreement, all sums owing to the Registrant by Velocity as an intercompany payable for advances or loans made or property transferred to Velocity will be subordinated to the credit facility to the extend that such sums, when added to Velocity's membership interest in the parent does not exceed $3,250,000.


Item 8.01.  Other Events

         On February 2, 2005, Velocity Asset Management, Inc. (the "Company") issued a press release (the "Press Release") entitled "Velocity Asset Management Closes $12.5 Million Credit Facility With Wells Fargo Foothill" relating to the $12,500,000 senior credit facility that the Company's subsidiary Velocity entered into with Wells Fargo Foothill, Inc. to finance the purchase of pools of unsecured non-performing consumer receivables. The Press Release, which is filed herewith as Exhibit 99.1, is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.


                  Number            Description
                  ------            -----------
                  4.1               Loan and Security Agreement, dated as of
                                    January 27, 2005, by and between Velocity
                                    Investments, LLC and

                  4.2 General Continuing Guaranty, dated January 27, 2005, executed by Velocity Asset Management, Inc. in favor of Wells Fargo Foothill, Inc.

                  4.3 Security and Pledge Agreement, dated as of January 27, 2005, by and between Velocity Asset Management, Inc. and Wells Fargo Foothill, Inc.

                  4.4 Subordination Agreement, dated as of January 27, 2005, by and between Velocity Asset Management, Inc., Velocity Investments, LLC and Wells Fargo Foothill, Inc.

                  99.1 Press release of Velocity Asset Management, Inc. dated February 2, 2005

---------------

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VELOCITY ASSET MANAGEMENT, INC.



                                             /s/ JOHN C. KLEINERT
                                             -----------------------------------
                                             John C. Kleinert
                                             Chief Executive Officer


                                             Dated: February 1, 2005